BOL BANCSHARES, INC.

                           Parent Company of
                           Bank of Louisiana

                        300 St. Charles Avenue
                     New Orleans, Louisiana 70130

                            March 10, 2000


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD APRIL 11, 2000


     The annual meeting of the shareholders of BOL BANCSHARES, INC. (the "Company") will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, Louisiana, on Tuesday April 11, 2000 at 3:30 p.m. for the purpose of electing the directors for the ensuing year, and to consider and vote on any other matter which may properly come before said meeting. The approximate mailing date for the proxy statement and form of proxy is March 10, 2000.
     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for the annual meeting of Shareholders. The cost of the Proxy Statement is borne by the Holding Company and you are requested by Management to complete the Proxy and return it in the enclosed stamped, self-addressed envelope at your earliest convenience. Your Proxy may be revoked in writing or in person by communicating with either G. Harrison Scott or James A. Comiskey, up to the time of voting, c/o BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, Louisiana 70130.
     There were 179,145 outstanding common shares of stock in BOL BANCSHARES, INC. as of December 31, 1999, which were held by 666 shareholders. Each share is entitled to one vote.
   Only holders of Common Stock of record at the close of business on February 25, 2000 are entitled to notice of and to vote at the meeting.
     On January 11, 2000 the Board of Directors appointed Directors Edward J. Soniat (chairman), Lionel J. Favret, Sr., Leland L. Landry, and Douglas A. Schonacher as the Nominating Committee. After its only meeting, the Nominating Committee, in accordance with the by-laws, made a report to the Board of Directors of its nominees at the January 11, 2000 Board Meeting, which in turn is herewith submitted to the shareholders.
     The incumbent list of directors is nominated to serve for the year 2000 expiring on the second Tuesday of April, 2001 or until the successors are elected and qualified for the transaction of any business. The Committee will as always review and appoint qualified candidates to the Board.
     In the event that any elected candidate is unable to serve his candidacy, the Board reserves the right to appoint a replacement until the next annual meeting.
     Any shareholder who wishes to submit a proposal to be considered at next year's annual meeting must submit that proposal to the Board of Directors at least 120 days before the mailing date for proxy solicitation material, i.e., November 10, 2000.


                              BY ORDER OF THE BOARD OF DIRECTORS


                                        Edward J. Soniat
                                        Secretary

Executive Officers & Principal Shareholders

 The following table lists the 8 nominees for director and the age of each, position held, the number of shares of Common and Preferred stock of the Company, the percent thereof beneficially owned by each nominee as of the close of business December 31, 1999 and the principal occupation for the last five years.

                                                                   Principal
                                                                   Occupation
                                                                   For Last
                                                                   Five
                            Company Stock Beneficially Owned       Years If Not
                             Common              PreferreD         With The
Name (Age)      Position     Number Percent     Number Percent     Company
               Held
G. Harrison      Director;    57,787  32.26%     97,981  4.26%     N/A
Scott
(76)             Chairman of the
                 Board of the
                 Company and the Bank

James A.         Director;    35,467  19.80% (1)  94,706  4.11%     N/A
Comiskey
(73)             President of the
                 Company and the Bank

Douglas A.       Director of   2,740   0.15% (2)  18,537  0.80% President,
Schonacher       the
(69)             Company and the Bank                           V.I.P. Dist.

Gordon A.        Director of   1,015   0.57%      36,164  1.57% President,
Burgess          the
(66)             Company and the Bank                           Tangipahoa
                                                                 Parish
                                                                 Council

Lionel J.        Director of     571   0.32%      31,656  1.38% Retired
Favret, Sr.      the
(88)             Company and the Bank

Gerry E. Hinton  Director of   5,330   2.97% (3)   2,387  0.10% Retired
                 the
(69)             Company and the Bank

Leland L. Landry Director of   3,800   2.12%       2,387  0.10% President,
                 the
(73)             Company and the                                 Landry
                 Bank                                          Realty

Edward J. Soniat Director of   8,404   4.69%     242,634 10.54% President,
                 the
(87)             Company and the Bank                           Blaise
                 and Secretary of the                           Parking
                 Company                                        Enterprise
                                                                Corp.

                                                                   Principal
                                                                   Occupation
                                                                   For Last
                                                                   Five
                            Company Stock Beneficially Owned      Years If Not
                             Common              Preferred         With The
Name (Age)      Position     Number Percent     Number Percent     Company
               Held
Non-Director Executive Officers

Peggy L.        Treasurer          -      -          -      -      N/A
Schaefer        of
(48)            the Company and
                Senior
                Vice President, and
                Chief Financial Officer
                of the Bank

All Directors & Executive   115,117 62.88%     526,452 22.86%
Officers
as a group (9 persons)

(1) Includes 47 common shares and 2,661 preferred shares owned by Director Comiskey's spouse.
(2) Includes 2,525 common shares and 9,213 preferred shares owned by Director Schonacher's spouse.
(3) Includes 5,132 common shares and 2,387 preferred shares owned by the Hinton Living Trust, and 198 common shares owned by Director Hinton's two children.

     Directors of the Company each serve for a term of one year. Messrs. Scott, Comiskey, Favret, and Soniat have served as directors since 1981. Messrs. Burgess, Hinton, Landry, and Schonacher have served as directors since 1988. Mr. Scott has served as Chairman of the Board of the Company since 1981. Mr. Soniat has served in his capacity as Secretary of the Company since 1988. Ms. Schaefer has served in her capacity as Treasurer of the Company since 1988 and as a Bank officer since 1983.
     No family relationships exist among the current directors or executive officers of the Company or the Bank, and, except for service as directors of the Company, no director of the Company is a director of any other company with a class of securities registered pursuant to
Section 12 of the Exchange Act or subject to the requirements of
Section 15(b) of that act or any company registered as an investment company under the Investment Company Act of 1940.
     The Company does not have standing audit, nominating, or compensation committees of the Board of Directors, or committees performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing functions.

     As of December 31, 1999, the following persons were known to be the beneficial owners of more than 5% of the Company's stock.

Name & Address Of  Title Of    Amount Beneficially    Percent
Beneficial Owners  Class       Owned                  Of Class
G. Harrison Scott  Common               57,787          32.26%
55481 Hwy. 433     Preferred            97,981           4.26%
Slidell, LA  70461

James A. Comiskey  Common               35,467 (1)     19.80%
1100 City Park     Preferred            94,706           4.11%
Ave.
New Orleans, LA
70119

Edward J. Soniat   Common                8,404           4.69%
49 Oriole Street   Preferred           242,634          10.54%
New Orleans, LA
70124

(1) Includes 47 common shares and 2,661 preferred shares owned by Director Comiskey's spouse.


COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

     During fiscal year 1999, the Board of Directors of the Company held a total of 5 meetings, and the Board of Directors of the Bank held a total of 13 meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which such director served. Neither the Board of Directors of the Company nor the Bank has a standing compensation committee or committee performing similar functions. In lieu thereof, the Board of Directors as a group performs the foregoing function.
     The Board of Directors of the Bank has an Audit and Finance Committee consisting of Messrs. Favret (chairman), Landry, and Soniat, and two rotating members selected from Messrs. Burgess, Hinton, and Schonacher. The Audit and Finance Committee receives information from management, reviews financial reports and delinquency reports, and coordinates and reviews the work performed by the Bank's internal auditor and the Bank's certified public accountants. The Audit and Finance Committee met 11 times in 1999.
     The Bank also has an Executive Committee consisting of six permanent members and two rotating members. The permanent members of the Executive Committee in 1999 were Messrs. Scott (chairman), Comiskey, Favret, Soniat, Hinton, and Burgess, and the rotating members were selected from Messrs. Landry, and Schonacher. The Executive Committee formulates policy matters for determination by the Board of Directors and reviews financial reports, loan reports, new business, and other real estate owned information. The Executive Committee met 26 times in 1999.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The Company pays no salaries or other compensation to its directors and executive officers. The Bank pays each director other than Messrs. Scott and Comiskey an honorarium for attending each meeting of the Board of Directors and each meeting of the Bank's Audit and Finance Committee and Executive Committee in the amount of $400, $300, and $300, respectively.
     From October 1, 1990, through June 30, 1992, these honorariums were loaned by the director-recipients to the Company. The total amount of these loans to the Company as of December 31, 1999, was $710,415, including accrued and unpaid interest at the rate of 10% per annum. At this time, there is no maturity date on these loans.

The following table sets forth compensation for the Company's executive officers for the years 1999, 1998, and 1997:

                        Annual Compensation


                                     Other
                                     Annual        All Other
Name and Principal  Year   Salary    Compensation  Compensation
Position                     ($)        ($)        ($)
G. Harrison Scott,   1999     93,254     41,000     19,494
Chairman of the      1998     89,800     20,500     19,494
Board                1997     89,800     29,042     19,494

James A. Comiskey,   1999     93,254     41,000     19,000
President            1998     89,800     20,500     19,000
                     1997     89,800     29,042     19,000


     In addition to the cash compensation shown in the foregoing table, the Company provides an automobile and certain club memberships for Messrs. Scott and Comiskey. The Company also provides life insurance policies for Messrs. Scott and Comiskey. Upon the death of the insured, the Company is entitled to receive all of the premiums it paid on behalf of Messrs. Scott and Comiskey, but in no event more than $150,000 per man. The Company provided Messrs. Scott and Comiskey with life insurance policies in which Messrs. Scott and Comiskey name the beneficiary and own their respective policies. The Company paid $19,494 for Mr. Scott's policy and $19,000 for Mr. Comiskey's policy in 1999.

TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with officers, directors and principal shareholders and their associates, on substantially the same term and conditions, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or presents other unfavorable features.
     The aggregate amount borrowed by all officers, directors, and their associates totaled $986,583 at December 31, 1999 and the highest aggregate amount borrowed during the year totaled $1,115,348. These aggregate amounts represented 13.84% and 15.65% respectively of the total capital of the Bank.
     The Subsidiary Bank leases office space from Severn South Partnership and Tammany Mall Partnership. The general partners of these Partnerships are majority shareholders in BOL BANCSHARES, INC. Rent paid to Severn South Partnership for the years ended December 31, 1999, 1998 and 1997 totaled $490,244, $479,388, and $492,459 respectively. An annual rent of $74,400 was paid to Tammany Mall Partnership for the years ended December 31, 1999, 1998 and 1997.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     LaPorte, Sehrt, Romig and Hand, Certified Public Accountants perform all audit services for the Company and the subsidiary. The same firm will be retained to perform audit services in 2000.
     A representative of the firm is expected to be present at the meeting of the shareholders. They will have the opportunity to make a statement and be available to respond to appropriate questions.


FORM 10-K

     A copy of the Company's Annual Report filed with the Securities and Exchange Commission will be furnished without charge by contacting BOL BANCSHARES, INC. 300 St. Charles Avenue, New Orleans, LA 70130; attention Accounting Department. (504-889-9465)

              NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                             of
                     BOL BANCSHARES, INC.
              300 St. Charles Avenue, New Orleans, LA 70130

    Notice is hereby given that the annual meeting of shareholders of common stock of BOL Bancshares, Inc. will be held on the 4th Floor, 300 St. Charles Avenue, New Orleans, LA. on Tuesday April 11, 2000 at 3:30 p.m. for the election of Directors to serve for the ensuing year, and to transact such other business as may come before the meeting.
    Please sign and return the Proxy Statement on the reverse hereof whether or not you plan to attend the meeting. Should you actually attend, you may withdraw the Proxy and vote in person.
    This Proxy is being solicited in behalf of the Board of Directors and the cost thereof is to be paid by the Corporation.

                  /S/ Peggy L. Schaefer
                      Treasurer
                    March 10, 2000
______________________________________________
(Continued and to be signed on the other side)

PROXY           PROXY SOLICITED BY THE BOARD OF DIRECTORS OF BOL
BANCSHARES, INC.

I, the undersigned shareholder of BOL Bancshares, Inc., New Orleans, Louisiana, do hereby nominate, constitute and appoint G. Harrison Scott and James A. Comiskey, or either of them, as my agent and attorney-in-fact with power of substitution to vote for me in my name, place and stead all of the votes I would be entitled to vote, if I were personally present at the meeting in the main banking office in New Orleans on Tuesday April 11, 2000 at 3:30 p.m. or any adjournment thereof for the purpose of electing Directors for the ensuing year, and for all other matters which may properly come before said meeting and granting to my said agent and attorney-in-fact full discretion in the premises. Further, I retain the right to revoke, in writing, or in person at anytime prior to the execution thereof. This proxy will be voted for the election of eight(8) Directors as set forth below, and on any other matters coming before the meeting, if any, in accordance with their judgement.

ELECTION OF DIRECTORS        For All Nominees Listed Below_____
Withhold Authority_______ Abstain_____

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
NOMINEES FOR DIRECTOR: G. Harrison Scott, James A. Comiskey, Douglas A. Schonacher, Gordon A. Burgess, Lionel J. Favret, Sr., Gerry E. Hinton, Leland L. Landry, and Edward J. Soniat.
_________________________________ Signature

____________Date _________________ Number of Shares